UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
 (Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Year Ended December 31, 2016

Dear Shareholders:

In the fourth quarter 2016, the International Monetary Fund (IMF) projected global growth of 3.1 percent for 2016 which will expand to 3.4 percent in 2017 which illustrates a positive but subdued outlook for advanced economies. This outlook is driven by the shortfall in private demand in advanced economies as well as the growing popularity of protectionism and inward- looking policies in the context of weak growth. This is evidenced by the United Kingdom (U.K.) voting in favor of leaving the European Union, and the successful presidential campaign of the new President- elect of the U.S.

Despite a somewhat subdued outlook, the U.S. economy strengthened as the labour market showed improvement and economic expansion has been ongoing  since  June  2016.   Given  these  realities, the U.S. Federal Reserve (Feds) increased interest rates in the fourth quarter of 2016. For the third quarter of 2016,  U.S.  Gross  Domestic  Product  (GDP)  grew by 3.5  percent,  while  the  unemployment  rate measured 4.7 percent and inflation 1.7 percent.

Looking further north, after a contraction of  1.6 percent in the second quarter of 2016, the Canadian economy grew by 3.5 percent in the third quarter  driven in part by stronger consumer spending. However, fourth quarter growth is expected to be more moderate. Going into 2017, the performance of the Canadian economy hinges on the stabilization in price of oil, business confidence, monetary policy decisions, as well as the ongoing impact of stimulus measures in Canada and in the U.S.
The Eurozone remains somewhat in flux, with moderate growth expected in the fourth quarter, and in 2017, as the region continues to mitigate  downside risks from the ‘Brexit’ vote.

Chinese economic growth is likely to be between 6.0 percent and 7.0 percent for 2016. Indicators show economic activity being boosted by higher government spending, a housing rally, and high levels of bank credit. The People’s Bank of China has indicated a growth target of 6.5 to 7.0 percent going forward.

As we move into the first quarter of 2017, global growth faces challenges and a marked level of uncertainty. New geopolitical factors such as general elections in several European countries as well as the upcoming inauguration, on January 20, 2016, of President Elect Donald Trump as President of the United States are weighing heavily, contributing significantly to an uncertain global context in 2017.

Nonetheless, fourth quarter 2016’s pickup in global activity was hallmarked by the growth in China as well as a general improvement in industrial activity, with continuing expansion in the United States.

As of the close of fourth quarter 2016, the U.S. economy has illustrated the signs of a tight labour market which will likely lead to wage inflation and therefore create positive dynamics for consumer spending. Core inflation is generally seen as firm and  if there is stabilization in global energy prices, this is likely to push up headline inflation through the first quarter 2017. This intuition is borne out by the data as initial jobless claims, a proxy for layoffs across the U.S.,  rose  less than expected  in January 2017, which supported the tightening of the labour market. These claims are holding at an estimated 300,000 a week – which is associated with a healthy labour market.

As at November 2016, U.S. consumer prices were considered to be moderate but with the aforementioned firming inflation pressures and increased rents which would allow for further interest rate increases from the Feds in 2017. The December 15th 2016 release from the Labor Department outlined a 0.2% increase in the Consumer Price Index (CPI) as gasoline price  increases slowed and food costs remained soft. This was a deceleration from the CPI increase of 0.4% in October 2016.

Whereas 2016 was considered a surprising, but overall efficient year for U.S. fixed income, it is anticipated that fixed income opportunities will be relatively uncertain in 2017. The Feds raised interest rates in December 2016, which was largely seen as a vote of confidence in the economy and is predicting three further rate hikes for 2017. The new political administration in the U.S. is a front-and-center issue as well as a transitioning China and Europe.

The spread in U.S. corporate bonds tightened in fourth quarter 2016 but this was not significant enough to outpace the run-up in interest rates following the result of November presidential election. For the first quarter 2017, it is expected that U.S. corporate spreads should tighten with modestly attractive spreads and muted risk of a U.S. recession as well as investor demand which is being driven by non-U.S. (i.e. European) Quantitative easing programmes.

For fourth quarter 2016, all major equity categories posted gains, particularly following the U.S. Presidential election. While all market signs are positive, the possibility of a strengthened U.S. Dollar  as well as higher interest rates could prove to squeeze profit margins as well as the gains from higher wage levels, which provides a more neutral outlook on U.S. equities throughout 2017.

For 2016, the Fund’s Return was 7.80%. The benchmark of the Fund was 9.29%. There was significant asset appreciation in the final months of 2016, primarily due to the impact stemming from the U.S. presidential election which particularly benefitted the financial sector where the Fund was well positioned.

The Fund benefitted from large positions in Bank of America Corporation (which returned 31.31%), JP Morgan (which returned 30.68%) and Exxon Mobil Corp (which returned 15.79%). These positions collectively represented 9.51% of Fund Assets. The Fund was negatively impacted by underperformance of the fixed income assets, largely as a result of rising interest rates.

During the first quarter of 2017, the Fund will maintain its strategic asset allocation of 80% in equity securities and 19% in fixed income instruments (with the remaining 1% held in cash for liquidity purposes). The Fund is expected to operate in an uncertain environment given geopolitical realities, uncertainty surrounding the Fed and monetary policy, and the transition to new leadership in the United States.

Ms. Amoy Van Lowe, President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Services USA, Inc. (the “Broker-Dealer”), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and Trinidad & Tobago Unit Trust Corporation, the parent corporation to the investment advisor and Broker-Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment adviser as of December 31, 2016 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

S&P 500 Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Barclays U.S. Government/Credit Bond Index - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

One cannot invest directly in an index.

Gross Domestic Product (GDP) is the total value of goods produced and services provided in a country during one year.

A basis point is one hundredth of one percent (0.01%).

UTC North American Fund, Inc.
Investment Results
For the Year Ended December 31, 2016 (Unaudited)

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$19,568
(S&P 500 Index)
$19,066
(UTC North American Fund Blended Index)
$15,377
(Barclays U.S. Government/Credit BondIndex)
$11,555
(UTC North American Fund)
12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016
UTC North American Fund
S&P 500 Index
UTC North American Fund Blended Index
Barclays U.S. Government/Credit Bond Index

	Average Annual Rate of Return
	One Year Ended December 31, 2016	5 Years Ended December 31, 2016	10 Years Ended December 31, 2016
UTC North American Fund	7.80%	6.91%	1.46%
S&P 500 Index	11.96%	14.66%	6.95%
UTC North American Fund Blended Rate	9.29%	10.95%	6.19%
Barclays U.S. Government/Credit Bond Index	3.05%	2.29%	4.40%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70% / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

UTC North American Fund, Inc.
Additional Information on Fund Expenses December 31, 2016
(Unaudited)

For the Six Months Ended December 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000  invested at the beginning of the period and held for the entire period (07/01/2016 – 12/31/2016).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will  be  assessed  fees  for  outgoing  wire  transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the  Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund within 30 days of purchase. To the extent the Fund invests in shares of other investment companies as a  part  of its  investment  strategy,  you will indirectly bear your   proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the  Fund.  Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not  include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value  by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result  by the number   in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and  hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical  example with the  5% hypothetical examples that appear  in  the  shareholder  reports  of  the  other  funds. Please note that the  expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2016

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During the Period 07/01/16 – 12/31/16*
Actual	$1,000.00	$1,067.20	$10.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.14	$10.57

* Expenses are equal to the Fund’s annualized expense ratio of 2.08% % multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown as of December 31, 2016
(As a % of investments)
(Unaudited)

REITS, 2.0%
U.S. Treasury Bills, 0.0%
Corporate Bonds, 4.7%
Asset Backed Securities, 0.0%
US Government Notes/Bonds, 5.7%
Exchange Traded Funds, 7.8%
Common Stocks, 79.8%

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2016

Shares		Value
	COMMON STOCKS - 79.4%
	Aerospace & Defense - 0.5%
4,164	Textron Inc.	$202,204

	Automobiles - 0.6%
7,395	General Motors Co.	257,642

	Banks - 11.6%
78,273	Bank of America Corp.	1,729,833
14,731	JPMorgan Chase & Co.	1,271,138
33,216	Wells Fargo & Co.	1,830,534
		4,831,505
	Biotechnology - 2.2%
4,392	Celgene Corp. (a)	508,374
5,678	Vertex Pharmaceuticals, Inc. (a)	418,298
		926,672
	Capital Markets - 3.5%
18,494	Deutsche Bank AG - (a)(b)	334,741
15,740	Invesco, Ltd. - (b)	477,552
15,010	Morgan Stanley	634,172
		1,446,465
	Chemicals - 1.5%
8,275	EI du Pont de Nemours & Co.	607,385

	Communications Equipment - 1.5%
20,750	Cisco Systems, Inc.	627,065

	Construction & Engineering - 0.7%
5,152	Fluor Corp.	270,583

	Consumer Finance - 2.9%
10,580	American Express Company	783,766
4,886	Capital One Financial Corp.	426,255
		1,210,021
	Containers & Packaging - 0.7%
4,127	Ball Corp.	309,814

	Diversified Telecommunication Services - 3.4%
2,928	Level 3 Communications, Inc. (a)	165,022
23,213	Verizon Communications Inc.	1,239,110
		1,404,132
	Electric Utilities - 2.4%
14,277	FirstEnergy Corp.	442,159
8,903	PG&E Corp.	541,035
		983,194
	Electrical Equipment - 1.1%
7,047	Eaton Corp. PLC - (b)	472,783

The accompanying notes are an integral part of these financial statements.

Shares		Value
	Electronic Equipment, Instruments & Components - 1.0%
10,399	Corning Inc.	252,384
2,589	TE Connectivity Ltd. - (b)	179,366
		431,750
	Energy Equipment & Services - 1.1%
12,252	National Oilwell Varco Inc.	458,715

	Food & Staples Retailing - 1.0%
6,143	The Kroger Co.	211,995
6,864	Whole Foods Market, Inc.	211,137
		423,132
	Food Products - 2.2%
5,144	Campbell Soup Co.	311,058
2,705	General Mills, Inc.	167,088
2,283	Kellogg Co.	168,280
6,049	Mondelez International, Inc. - Class A	268,152
		914,578
	Health Care Equipment & Supplies - 2.1%
17,991	Abbott Laboratories	691,034
2,337	Medtronic, PLC - (b)	166,465
		857,499
	Health Care Providers & Services - 1.2%
2,398	Aetna, Inc.	297,376
961	Humana Inc.	196,073
		493,449
	Household Products - 1.7%
1,968	Kimberly-Clark Corp.	224,588
5,959	The Procter & Gamble Co.	501,033
		725,621
	Industrial Conglomerates - 3.2%
41,771	General Electric Co.	1,319,964

	Insurance - 3.4%
7,176	The Hartford Financial Services Group, Inc.	341,937
7,149	Lincoln National Corp.	473,764
11,354	MetLife, Inc.	611,867
		1,427,568
	Internet Software & Services - 1.8%
741	Alphabet, Inc. - Class A (a)	587,206
5,764	eBay Inc. (a)	171,133
		758,339
	IT Services - 0.5%
2,853	Visa Inc. - Class A	222,591

	Machinery - 1.2%
5,504	Caterpillar Inc.	510,441

	Media - 2.7%
4,913	Comcast Corp. - Class A	339,243
9,721	DISH Network Corp. - Class A (a)	563,137
6,679	Viacom, Inc. - Class B	234,433
		1,136,813
The accompanying notes are an integral part of these financial statements.

Shares		Value
	Metals & Mining - 0.4%
13,511	Freeport-McMoRan Inc. (a)	178,210

	Multiline Retail - 0.8%
4,481	Dollar General Corp.	331,908

	Oil, Gas & Consumable Fuels - 9.7%
16,435	BP plc - ADR (b)	614,340
6,047	Chevron Corporation	711,732
18,707	ConocoPhillips	937,969
10,439	Exxon Mobil Corp.	942,224
9,310	Range Resources Corp.	319,891
47,191	Southwestern Energy Co. (a)	510,607
		4,036,763
	Pharmaceuticals - 4.7%
3,715	Allergan plc - (a)(b)	780,187
2,544	Johnson & Johnson	293,094
27,246	Pfizer, Inc.	884,950
		1,958,231
	Road & Rail - 1.8%
7,022	Union Pacific Corporation	728,041

	Semiconductors & Semiconductor Equipment - 1.2%
13,954	Intel Corp.	506,111

	Software - 2.4%
19,018	Oracle Corp.	731,242
10,606	Symantec Corp.	253,377
		984,619
	Specialty Retail - 1.6%
1,264	The Home Depot, Inc.	169,477
4,696	L Brands, Inc.	309,185
2,220	The TJX Companies, Inc.	166,788
		645,450
	Technology Hardware, Storage & Peripherals - 0.4%
1,511	Apple Inc.	175,004

	Tobacco - 0.7%
4,962	Reynolds American Inc.	278,070

	TOTAL COMMON STOCKS (Cost $30,100,829)	33,052,332

	REITS - 2.0%
	Real Estate Investment Trusts (REITs) - 2.0%
2,260	AvalonBay Communities, Inc.	400,359
3,994	Vornado Realty Trust	416,854
	TOTAL REITS (Cost $779,918)	817,213
The accompanying notes are an integral part of these financial statements.

Shares		Value
	EXCHANGE TRADED FUNDS - 7.7%
	Investment Companies - 7.7%
7,000	iShares Core US Credit Bond ETF	764,540
14,300	iShares Government/Credit Bond ETF	1,601,886
7,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	855,414
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,304,491)	3,221,840

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.0%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$18,581	7.707%, 10/02/2021 (Acquired 07/19/2005, Cost $18,592) (c)(d)	$20,090
	TOTAL ASSET BACKED SECURITIES (Cost $18,592)	20,090

	CORPORATE BONDS - 4.6%
	Banks - 1.5%
	Bank of America Corp.
200,000	2.600%, 01/15/2019	201,809
	HSBC Holdings plc (b)
200,000	4.250%, 03/14/2024	203,539
	JPMorgan Chase & Co.
200,000	3.900%, 07/15/2025	205,873
		611,221
	Beverages - 0.5%
	Anheuser-Busch InBev NV
200,000	3.650%, 02/01/2026	203,419

	Biotechnology - 0.5%
	AbbVie Inc.
200,000	2.500%, 05/14/2020	200,212

	Diversified Telecommunication Services - 0.9%
	AT&T Inc.
200,000	3.400%, 05/15/2025	193,111
	Verizon Communications Inc.
200,000	4.400%, 11/01/2034	198,001
		391,112
	Food & Staples Retailing - 0.5%
	Wal-Mart Stores, Inc.
200,000	3.250%, 10/25/2020	208,554

	Media - 0.6%
	Comcast Cable Communications Holdings, Inc.
200,000	9.455%, 11/15/2022	270,894

	Transportation - 0.1%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
37,397	5.943%, 01/15/2022	39,572
	TOTAL CORPORATE BONDS (Cost $1,971,335)	1,924,984

	U.S. GOVERNMENT NOTES/BONDS - 5.7%
	United States Treasury Notes/Bonds
300,000	4.000%, 08/15/2018	314,215
300,000	1.375%, 02/28/2019	300,885
400,000	2.000%, 09/30/2020	404,602
The accompanying notes are an integral part of these financial statements.

Principal Amount		Value
300,000	3.625%, 02/15/2021	322,095
300,000	1.750%, 09/30/2022	294,363
200,000	2.125%, 05/15/2025	196,102
300,000	3.875%, 08/15/2040	344,555
200,000	2.500%, 02/15/2045	178,199
	TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $2,445,054)	2,355,016

	SHORT TERM INVESTMENTS - 0.0%
	United States Treasury Bills - 0.0%
	United States Treasury Bills - 0.0%
1,000	0.706%, 04/13/2017	998
6,000	0.517%, 04/27/2017	5,990
4,000	0.596%, 06/01/2017	3,990
	TOTAL SHORT TERM INVESTMENTS (Cost $10,981)	10,978

	Total Investments (Cost $38,631,200) - 99.4%	41,402,453
	Other Assets in Excess of Liabilities - 0.6%	229,393
	TOTAL NET ASSETS - 100.0%	$41,631,846
	ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of the foreign issued securities is $3,228,973 (7.8% of net assets) at December 31, 2016.
(c)	Restricted Security. The total value of restricted securities is $20,090 (less than 0.01% of net assets) at December 31, 2016.
(d)	Illiquid Security. The total value of illiquid securities is $20,090 (less than 0.01% of net assets) at December 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS:
Investments, at value (cost $38,631,200)	$41,402,453
Cash	354,701
Dividends receivable	28,758
Interest receivable	39,796
Other assets	10,011
TOTAL ASSETS	41,835,719

LIABILITIES:
Payable to advisor (Notes 3 and 5)	26,742
Accrued distribution fees (Notes 4 and 5)	50,995
Accrued service fees (Notes 4 and 5)	25,547
Accrued board meeting fees	7,523
Accrued legal fees	29,919
Accrued audit fees	21,500
Accrued directors fees	2,500
Other accrued expenses	39,147
TOTAL LIABILITIES	203,873

NET ASSETS	$41,631,846
Net assets consist of:
Capital stock ($0.01 par value)	$40,763,727
Accumulated undistributed net investment income	123,079
Accumulated net realized loss on investments sold	(2,026,213)
Net unrealized appreciation on investments	2,771,253
NET ASSETS	$41,631,846
Shares outstanding (8,000,000 shared authorized)	4,397,633
Net asset value, redemption price and offering price per share(1)	$9.47

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the NAV of the Fund at the time the shares are redeemed. (See Note 1)

The accompanying notes are an integral part of these financial statements

UTC North American Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2016

INVESTMENT INCOME:
Interest income	$87,169
Dividend income	897,045
TOTAL INVESTMENT INCOME	984,214

EXPENSES:
Distribution fees (Notes 4 and 5)	195,134
Advisory fees (Notes 3 and 5)	172,567
Professional fees	126,126
Shareholder servicing and accounting costs	113,480
Service fees (Notes 4 and 5)	97,567
Administration fees	65,500
Custody fees	34,819
Board meeting expense	11,058
Directors fees and expenses	9,467
Federal and state registration fees	3,077
Other expenses	32,338
TOTAL EXPENSES	861,133

NET INVESTMENT INCOME	123,081

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized loss from security transactions	(1,843,536)
Change in unrealized appreciation on investments	4,737,598

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,894,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,017,143
The accompanying notes are an integral part of these financial statements

UTC North American Fund, Inc.
Statements of Changes in Net Assets
	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$123,081	$(60,995)
Net realized gain (loss) from security transactions	(1,843,536)	8,834,783
Change in unrealized appreciation/depreciation on investments	4,737,598	(10,243,670)
Net increase (decrease) in net assets from operations	3,017,143	(1,469,882)

FROM DISTRIBUTIONS
Net realized gain on investments	(540,060)	(8,402,921)
Net decrease in net assets resulting from distributions paid	(540,060)	(8,402,921)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	708,045	341,384
Reinvestment of distributions	494,102	7,694,010
Payments for shares redeemed	(301,981)	(1,058,087)
Redemption fees	–	2
Net increase in net assets resulting from capital share transactions	900,166	6,977,309

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,377,249	(2,895,494)

NET ASSETS:
Beginning of year	38,254,597	41,150,091

End of year (Accumulated undistributed net investment income $123,079 and $0 respectively)	$41,631,846	$38,254,597
CHANGE IN SHARES OUTSTANDING:
Shares sold	82,928	28,602
Reinvestment of distributions	52,121	860,628
Shares redeemed	(34,043)	(89,763)
Net Increase	101,006	799,467
Beginning shares	4,296,627	3,497,160
Ending shares	4,397,633	4,296,627
The accompanying notes are an integral part of these financial statements

UTC North American Fund, Inc.
Financial Highlights

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data (for a share outstanding throughout the year):

Net asset value, beginning of year	$8.90	$11.77	$10.84	$9.97	$9.45

Income from investment operations:
Net investment income (loss) (1)	0.03	(0.02)	(0.03)	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.66	(0.41)	1.19	1.45	0.53
Total from investment operations	0.69	(0.43)	1.16	1.46	0.57

Less distributions
From net investment income	-	-	(0.05)	(0.04)	(0.05)
From net realized gains	(0.12)	(2.44)	(0.18)	(0.55)	-
Total Distributions	(0.12)	(2.44)	(0.23)	(0.59)	(0.05)

Paid-in capital from redemption fees (2)	-	-	-	-	-

Net asset value, end of year	$9.47	$8.90	$11.77	$10.84	$9.97
Total return	7.80%	-3.71%	10.65%	14.68%	6.04%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$41,632	$38,255	$41,150	$35,350	$30,921

Ratio of expenses to average net assets	2.21%	2.31%	2.14%	2.25%	2.49%
Ratio of net investment income to average net assets	0.33%	(0.15)%	(0.34)%	0.03%	0.43%
Portfolio turnover rate	120.25%	113.73%	4.79%	93.29%	45.95%

(1) Net investment income (loss) per share is calculated using the ending balance of accumulated undistributed net investment income prior to consideration of adjustments for permanent book to tax differences.

(2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation (“TTUTC”), is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 calendar days. The Fund’s investment objective is high current income and capital appreciation. The Fund is an investment company and accordingly follows the Investment Company Accounting and Reporting Guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price  on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily  available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurements at December 31, 2016

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy  to  distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or  liability developed based on  market data obtained from sources independent of the reporting entity  (observable inputs)  and

(2) inputs that reflect the reporting entity’s  own  assumptions about the assumptions market participants  would  use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listedbelow:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may  be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in  valuations  may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of December 31, 2016.

	Level 1	Level 2	Level 3	Total
Asset Backed Security	$-	20,090	-	20,090
Common Stocks	33,052,332	-	-	33,052,332
Corporate Bonds	-	1,924,984	-	1,924,984
Exchange Traded Funds	3,221,840	-	-	3,221,840
REITS	817,213	-	-	817,213
U.S. Government Notes/Bonds	-	2,355,016	-	2,355,016
Short Term Investments	-	10,978	-	10,978
Total*	37,091,385	4,311,068	-	41,402,453

*Additional information regarding the industry and/or geographical classification of these investments is disclosed  in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended December 31, 2016.

b) Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has beenprovided.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest or other expense in the statement of operations. As of December 31, 2016, the Fund had no uncertain tax positions to report.

c) Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex- dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. See Note 2 for current year reclassifications.

d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e) Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

f) Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the identified  cost  basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year  ended December 31, 2016 were as follows:

	Purchases	Sales
U.S. Government	$2,471,341	$-
Other	$43,516,900	$45,717,750

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$39,040,606
Gross unrealized appreciation	3,711,762
Gross unrealized depreciation	(1,349,915)
Net unrealized appreciation	2,361,847
Undistributed ordinary income	123,079
Undistributed long-term capital gain	-
Total distributable earnings	123,079
Other accumulated loss	(1,616,807)
Total accumulated gain	$868,119

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2016, the Fund accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

Month/Year Realized	Month/Year Expiring	Short Term	Long Term
December-16	Unlimited	$1,501,271	$115,536

During the year ended December 31, 2016, the Fund utilized no capital loss carryforwards.

The tax character of distributions paid during the year ended December 31, 2016 and year ended December 31, 2015 was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Ordinary income	$2	$-
Long-term capital gains	$540,058	$8,402,921

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2016, undistributed accumulated net investment income was decreased by $2 and accumulated net realized loss on investments sold was increased by $2. The permanent differences primarily relate to distribution re-designations.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays an annual investment advisory fee, equal to 0.75% of  the portion of the daily net assets not   exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the  portion of the daily net assets exceeding $20 million.

The Fund is sub-advised by Goldman Sachs Asset Management, L.P. (GSAM) (“Sub-Adviser”). Together with the Adviser, GSAM is responsible for implementing the Fund’s investment program, and is responsible for the day-to- day investment activity of the equity portion of the Fund. As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month in an amount to be determined from time to time by the Adviser and the Sub-Adviser. Such fee shall be calculated based on a percentage of the Managed Portion’s average daily net assets (at various breakpoints), with such percentage not to exceed 0.50%.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to TTUTC for personal service and/or maintenance of shareholder accounts. Service  fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares up to 0.50% per year of the average daily net assets of the Fund. The Fund has a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares  in  the  United  States of America. The Fund did not pay any brokerage commission fees to UTCFS during the year ended December 31, 2016. TTUTC is a qualified recipient under the distribution plan and was paid $192,363 during the year ended December 31, 2016.

5.	TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of December 31, 2016, the TTUTC owned 69.61% percent of the  outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the year ended December 31, 2016, the Fund incurred fees payable to its affiliates, $172,567, $195,134 and $97,567 for advisory, distribution fees and service fees, respectively.

For  the  year  ended  December  31, 2016,  the  Fund  had  accrued  payables to  its affiliates,  $26,742, $50,995 and $25,547 for advisory, distribution fees and service fees, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to  be remote.

7.	NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after December 31,  2016 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of UTC North American Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of UTC North American Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are  the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UTC North American Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio February 24, 2017

UTC North American Fund, Inc.
Directors and Officers (Unaudited)

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund’s state of organization. The Directors and executive officers of the Fund who served during 2016 and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1- 800-368-3322.

DIRECTORS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Non-Interested Persons
Ajata Mediratta Age: 51 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present;	1	None
Lucille Mair Age: 73 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 70 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired	1	None
Dionne Hosten Age: 46 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Vice President Global Talent Management at Ralph Lauren 2014 to present; Principal & Co-Founder of CEO Succession Practice at ghSMART 2012-2014; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None

Interested Persons
Douglas Camacho*‡ Age: 63 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since February 2016	President, Guardian Holdings Limited, Strategic Investments & Projects 2010 to 2015	1	Trinidad and Tobago Unit Trust Corporation since 2016
L. Dominic Rampersad*‡ Age: 50 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	President (Ag) Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014; American Chamber of Commerce since 2015; St. Andrew’s Theological College since 2012
Ian Chinapoo*‡∫ Age: 42 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; September 2014	Executive Director, Trinidad & Tobago Unit Trust Corporation, 2013 to present; From 2011 to 2013: 1) Managing Director – Corporate Lending & Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team; 2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited; 3) Member of CIBC Global Leadership Team; 4) Caribbean Business Lead for CIBC Wholesale Banking Group; 5) Regional Co-Lead for Corporate Credit Enhancement Project (Reduction of Bank’s Portfolio Risk)	1
Lofty Holdings Limited since 2007; Eastern Caribbean Gas Pipeline Co. Ltd. since 2013;
Trinidad and Tobago Unit Trust Corporation & its Subsidiaries since 2013; Chairman, Golf Course Services Limited since 2013; The
International School of Port of Spain since 2013; The
Heroes Foundation since 2015; UTC
(Cayman) SPC Ltd.
since 2015; National Commercial Bank of Anguilla since 2016

OFFICERS:

Name, Address and	Position(s)	Term of Office	Principal Occupation(s)
Age	Held With Fund	And Length of Time Served	During Last Five Years
Amoy Van Lowe*∫ Age: 48 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer, Treasurer, Secretary and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013- Present

Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013

President UTC Financial Services, USA, Inc., 2009 to Present

Chief Marketing Officer - Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 2007 to 2011
VP Marketing Ag., Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.

‡ This person is a Director of Trinidad and Tobago Unit Trust Corporation.

∫ This person is an officer of Trinidad and Tobago Unit Trust Corporation.

UTC North American Fund, Inc. (Unaudited)

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1- 800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended December 31 (as filed with the SEC on Form N-PX) are available without charge by calling 1- 800- 368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800- 732-0330.

Tax Designation: Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2016, 0.00%  of dividends paid from net investment income including short term capital gains, qualifies for the dividends  received deduction available to corporate shareholders of the Fund. For the year ended December 31, 2016, 0.00% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income. For the year ended December 31, 2016, the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

UTC NORTH AMERICAN FUND, INC. PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪ Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and  date of birth; and

▪ Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financialinformation.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access  to  your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Douglas Camacho, Director (Chairman)
L. Dominic Rampersad, Director
Ajata  Mediratta,  Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Ian Chinapoo, Director
Amoy Van Lowe, President, Chief Executive Officer,
Treasurer and Chief Compliance Officer, Secretary

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INVESTMENT SUB-ADVISER
Goldman Sachs Asset Management, L.P.
200 West Street,
New York, NY 10282

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue Milwaukee,
Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT AND
FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Annual Report December 31, 2016

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$17,500	$17,000
Audit-Related Fees	$1,000	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto, Incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2011.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President and Treasurer

Date  March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President and Treasurer

Date  March 1, 2017